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FIRST AMENDING AGREEMENT
THIS AGREEMENT dated as of June 15, 2015.
AMONG:
CANADIAN PACIFIC RAILWAY COMPANY ("CPRC") and CPR SECURITIES LIMITED ("CPR Securities") as Borrowers,
and
CANADIAN PACIFIC RAILWAY LIMITED (the "Covenantor"), as Covenantor
OF THE FIRST PART
and
ROYAL BANK OF CANADA, a Canadian chartered bank, as administration agent of the Lenders (hereinafter referred to as the "Agent"),
OF THE SECOND PART
and
EACH PERSON NAMED ON THE SIGNATURE PAGES HEREOF in their capacity as a Lender (hereinafter collectively referred to as the "Lenders" and individually, a "Lender"),
OF THE THIRD PART
WHEREAS the parties hereto entered into the Credit Agreement;
AND WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as set out herein;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:
1.INTERPRETATION
1.1    In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:
"Agreement" means this first amending agreement, as amended, modified, supplemented or restated from time to time;

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"Amended Credit Agreement" means the Credit Agreement as amended and supplemented by this Agreement, and as the same may be further amended, modified, supplemented or restated from time to time;
"Credit Agreement" means the credit agreement dated as of September 26, 2014 between the Borrowers, the Agent and the Lenders; and
"Effective Date" means the date on which all of the conditions precedent in Section 4.1 of this Agreement have been satisfied or waived by the Lenders.
1.2    Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.
1.3    The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto. Unless expressly indicated otherwise, all references to "Section" or "Sections" are intended to refer to a Section or Sections of the Credit Agreement.
2.    AMENDMENTS TO CREDIT AGREEMENT
2.1    Effective as of the Effective Date, all of the Lenders agree the Credit Agreement is amended by:

(a)	adding the following definition in alphabetical order:
""EBITDA" means for any period, on a consolidated basis and without duplication, the sum of the Covenantor's:

(a)	consolidated net income before (to the extent included in determining consolidated net income of the Covenantor):

(i)
unrealized gains or losses from financial derivatives, non-cash pension income or expense, foreign-exchange translation gains or losses on U.S. Dollar denominated debt, and all other non-cash expenses including non-cash compensation expense, depreciation, amortization and accretion expense;

(ii)	extraordinary items and gains or losses from dispositions of assets;

(iii)
accrued expenses for third-party and environmental liabilities up to the aggregate amount of valid insurance coverage held by the Covenantor, plus any equity raised by the Covenantor to fund such expenses; and

(iv)	the amount of any insurance proceeds applied to the expenses listed in (iii) above and recorded as income in accordance with GAAP, and

(b)
to the extent deducted in determining net income of the Covenantor (i) all interest expense (including all capitalized interest, commissions, discounts and other fees and charges) plus the portion of rent expense of the Covenantor under Capitalized Lease Obligations that is

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treated as interest in accordance with GAAP, and (ii) the amount of taxes, based on or measured by income in accordance with GAAP.
EBITDA will be adjusted to include or exclude EBITDA, as applicable, associated with any acquisition or disposition (which increases or decreases EBITDA, as the case may be, by more than Cdn. $50,000,000 or the Equivalent Amount in U.S. Dollars) made within the applicable period, as if that acquisition or disposition had been made at the beginning of such period (in a manner satisfactory to the Lenders, acting reasonably).";

(b)	deleting the definition "Total Capitalization" in its entirety; and

(c)	deleting the paragraph in Section 8.3 in its entirety and replacing it with the following:
"So long as any amount owing by any Borrower under this Agreement remains unpaid or any Lender has any obligation under this Agreement, unless consent is given under Section 12.1, the ratio of Funded Debt to EBITDA of the Covenantor shall not exceed 4.00 to 1.00 on the last day of any period of four consecutive Financial Quarters."
3.    REPRESENTATIONS AND WARRANTIES
3.1    The Borrowers hereby represent and warrant to and in favour of the Agent and the Lenders that as of the Effective Date:

(a)	there exists no Default or Event of Default; and

(b)
the representations and warranties contained in Section 7.1 of the Credit Agreement (other than any representations and warranties which expressly speak of an earlier date, and with this Agreement being a Credit Document and references to the Credit Agreement being deemed to be references to the Amended Credit Agreement) are true and correct.

4.    CONDITIONS PRECEDENT TO EFFECTIVENESS
4.1    This Agreement shall be effective upon delivery by the Borrowers to the Agent of an executed copy of this Agreement.
5.    CONFIRMATION OF CREDIT AGREEMENT AND OTHER DOCUMENTS
The Credit Agreement and the other Credit Documents to which each Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect. The Credit Agreement as amended hereby is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect. This Agreement shall, for all purposes, be considered to be a Credit Document. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
6.    FURTHER ASSURANCES

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The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.
7.    COUNTERPARTS
This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
8.    GOVERNING LAW
The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of the Borrowers may be found.

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IN WITNESS WHEREOF the parties hereto have executed this Agreement.

CANADIAN PACIFIC RAILWAY COMPANY, as Borrower Per: /s/ Darren Yaworsky Name: Darren J. Yaworsky Title: Treasurer

CPR SECURITIES LTD., as Borrower Per: /s/ Darren Yaworsky Name: Darren J. Yaworsky Title: Treasurer

CANADIAN PACIFIC RAILWAY LIMITED, as Covenantor Per: /s/ Darren Yaworsky Name: Darren J. Yaworsky Title: Treasurer

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THE ADMINISTRATIVE AGENT ROYAL BANK OF CANADA Per: "signed" Authorized Signatory

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THE LENDERS
ROYAL BANK OF CANADA Per: /s/ Tim VandeGriend Tim VandeGriend Authorized Signatory

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JPMORGAN CHASE BANK, N.A., Toronto Branch Per: /s/ Robert P. Kellas Robert P. Kellas , Executive Director Authorized Signing Officer Per: _________________ Authorized Signing Officer

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THE TORONTO-DOMINION BANK Per: /s/ Glen Cameron Glen Cameron Director Per: /s/ Anil Nayak Anil Nayak Vice President

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MORGAN STANLEY BANK, N.A. Per: "signed" Authorized Signing Officer Per: Authorized Signing Officer

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BANK OF TOKYO-MITSUBISHI UFJ (CANADA) Per: /s/ Daniel Nanson Daniel Nanson Manging Director, Canadian Corporate Banking

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CITIBANK, N.A., Canadian Branch Per: "signed" Authorized Signing Officer Per: Authorized Signing Officer

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BANK OF AMERICA, N.A., CANADA BRANCH Per: /s/ Medina Sales de Andrade Medina Sales de Andrade , Vice President

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BANK OF MONTREAL Per: /s/ Carol S. McDonald Authorized Signing Officer Per: /s/ Darren Thomas Authorized Signing Officer

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THE BANK OF NOVA SCOTIA Per: /s/ Jamie Davis Authorized Signing Officer Per: /s/ Andrew Morales Authorized Signing Officer

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CANADIAN IMPERIAL BANK OF COMMERCE Per: /s/ Ben Fallico Authorized Signing Officer Per: /s/ Jordan Spellman Authorized Signing Officer

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WELLS FARGO BANK N.A., CANADIAN BRANCH Per: "signed" Authorized Signing Officer Per: Authorized Signing Officer

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HSBC BANK CANADA Per: "signed" Authorized Signing Officer Per: "signed" Authorized Signing Officer

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ALBERTA TREASURY BRANCHES Per: /s/ Shawn Bunnin Authorized Signing Officer Per: /s/ Brinna Brinkerhoff Authorized Signing Officer

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NATIONAL BANK OF CANADA Per: /s/ Richard Lo Authorized Signing Officer Per: /s/ Ian Gillespie Authorized Signing Officer

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SUMITOMO MITSUI BANKING CORPORATION OF CANADA Per: "signed" Authorized Signing Officer Per: Authorized Signing Officer

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